                                                                    EXHIBIT 10.1

                             NORTEL NETWORKS LIMITED

           and the other members of the NORTEL NETWORKS LIMITED GROUP





                                     - and -

                           NORTEL NETWORKS CORPORATION

         and the other members of the NORTEL NETWORKS CORPORATION GROUP





================================================================================




             SECOND AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT

================================================================================







                          Dated as of December 20, 2001

                                TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS.................................................................................2
Section 1.1.         Defined Terms....................................................................2
Section 1.2.         Wholly Owned Subsidiary..........................................................4
Section 1.3.         Currency.........................................................................4

ARTICLE 2 ADVANCES....................................................................................4
Section 2.1.         Commitments......................................................................4
Section 2.2.         Advances.........................................................................5
Section 2.3.         Term and Termination.............................................................6

ARTICLE 3 INTEREST....................................................................................6
Section 3.1.         Interest on Advances.............................................................6
Section 3.2.         No Interest......................................................................6
Section 3.3.         Tax Withholding..................................................................7

ARTICLE 4 REPAYMENT...................................................................................8
Section 4.1.         Promise to Repay.................................................................8
Section 4.2.         Repayment........................................................................8
Section 4.3.         Prepayment.......................................................................8
Section 4.4.         Currency.........................................................................8
Section 4.5.         Waiver of Presentment and Notice.................................................8
Section 4.6          Conversion Right of Nortel Corporation...........................................8

ARTICLE 5 BORROWINGS GRIDS AND QUARTERLY REPORTS......................................................9
Section 5.1.         Individual Borrowings Grids......................................................9
Section 5.2.         Consolidated Borrowings Grids....................................................9
Section 5.3.         Borrowings Grid Information.....................................................10
Section 5.4.         Provision of Borrowings Grid....................................................10
Section 5.5.         Obligations Ongoing.............................................................10
Section 5.6.         Quarterly Grid Reports..........................................................10
Section 5.7.         Unpaid Balance..................................................................10

ARTICLE 6 CONDITIONS TO ADVANCES.....................................................................11
Section 6.1.         Conditions to Advances..........................................................11
Section 6.2.         Payments in Trust...............................................................13

ARTICLE 7 COVENANTS..................................................................................14
Section 7.1.         Nortel Corporation..............................................................14
Section 7.2.         Nortel Limited..................................................................14

ARTICLE 8 CHANGE IN OWNERSHIP OR CONTROL.............................................................14
Section 8.1.         Change in Ownership or Control..................................................14

ARTICLE 9 GENERAL PROVISIONS.........................................................................15
Section 9.1.         Payments........................................................................15
Section 9.2.         Waiver..........................................................................15
Section 9.3.         Notices.........................................................................16
Section 9.4.         Further Assurances..............................................................17
Section 9.5.         Headings........................................................................17
Section 9.6.         Successors and Assigns..........................................................17
Section 9.7          Severability....................................................................17
Section 9.8.         Governing Law...................................................................17
Section 9.9.         Counterparts....................................................................18
Section 9.10         Reference to and Effect on the Amended and Restated
                     Reciprocal Credit Agreement.....................................................18

SCHEDULE A............................................................................................1
AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT ADDITIONAL NOTICE INFORMATION........................1

SCHEDULE B............................................................................................1
FORM OF CONSENT AGREEMENT.............................................................................1

SCHEDULE C............................................................................................1
FORM OF BORROWINGS GRID FORMAT ADVANCES AND PAYMENTS OF PRINCIPAL.....................................1

       SECOND AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT made among Nortel Networks Corporation ("NORTEL CORPORATION"), Nortel Networks Limited ("NORTEL LIMITED"), and the other parties who have executed this Agreement, dated as of December 20, 2001.

       WHEREAS Nortel Corporation and Nortel Limited entered into a reciprocal credit agreement (the "ORIGINAL RECIPROCAL CREDIT AGREEMENT") dated May 1, 2000;

       AND WHEREAS Nortel Corporation, Nortel Limited amended and restated the Original Reciprocal Credit Agreement and the other parties hereto became parties thereto in an amended and restated reciprocal credit agreement (the "AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT") dated as of November 4, 2001;

       AND WHEREAS the parties to the Amended and Restated Credit Agreement wish to further amend and restate the Amended and Restated Credit Agreement on the terms and conditions provided for herein;

       AND WHEREAS Nortel Limited will use and will continue to use the amount borrowed from Nortel Corporation for the purpose of earning income from Nortel Limited's business or property;

       AND WHEREAS the conversion by Nortel Corporation of any of its loan to Nortel Limited into common shares of Nortel Limited, as contemplated in this Agreement, is not intended by Nortel Corporation and Nortel Limited directly or indirectly in any way to derogate from or otherwise change or compromise Nortel Corporation's income earning purpose or income earning use of any amount borrowed by Nortel Corporation and subsequently loaned by it to Nortel Limited, and upon and by any such conversion of all or part of any such loan into a common share of Nortel Limited,, as contemplated in this Agreement, it was and is Nortel Corporation's continuing intention to maintain and enhance its ability to earn income from its business or property, including in particular Nortel Corporation's investment in Nortel Limited;

       IN CONSIDERATION OF the mutual covenants, agreements and undertakings contained or referred to in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Agreement agree to amend and restate the Amended and Restated Reciprocal Credit Agreement as follows:


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                                     - 2 -


                                    ARTICLE 1
                                   DEFINITIONS

       SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

"ADVANCE" means any amount advanced by a Lender to a Borrower pursuant to
Article 2;

"AGREEMENT" means this amended and restated reciprocal credit agreement among the parties hereto, including the schedules referred to herein and attached hereto, as the same may be amended or supplemented in writing from time to time;

"AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT" shall have the meaning given to it in the recitals hereto;

"BANKING DAY" means any day other than a Saturday or a Sunday on which banks in both Canada and the United States are open for business;

"BORROWER" means any member of the Nortel Corporation Group or the Nortel Limited Group when acting in its capacity as the recipient of Advances hereunder;

"BORROWINGS GRID" shall have the meaning given to it in Section 5.1;

"CANADIAN DOLLARS" and "CDN. $" each means lawful money of Canada;

"CANADIAN INTEREST RATE" means 100 percent, 110 percent, 120 percent or 130 percent of the floating one-month Bankers' Acceptance (BA) rate, as mutually agreed by the Lender and the Borrower on the date of the Advance, and on the first Banking Day of each month thereafter;

"COMMON SHARES" means fully paid and non-assessable common shares in the capital of Nortel Limited;

"CONVERSION DATE" shall have the meaning given to it in Section 4.6(2);

"CONVERTIBLE ADVANCES" shall have the meaning given to it in Section 4.6(1);

"CORPORATION GROUP COMMITMENT" means seven hundred and fifty million U.S. Dollars (U.S. $750,000,000) or the Equivalent Cdn. $ Amount thereof;

"ELIGIBLE BANK" means (i) a Canadian bank listed in Schedule I or Schedule II of the Bank Act (Canada); (ii) a bank organized in one of the United States and rated A or better by Moody's, or with an equivalent credit rating; or (iii) a syndicate of banks all of which are institutions described in (i), (ii) or both;

"EQUIVALENT CDN. $ AMOUNT" means, on any day with respect to any amount of U.S. Dollars, the amount of Canadian Dollars which would be required to buy such amount of U.S. Dollars using the spot rate of the Bank of Canada at approximately 12:00 noon (Toronto time) on the day;

"INITIAL TERM" means the period commencing on the Original Restatement Date and terminating three (3) years from such date;

"LENDER" means any member of the Nortel Corporation Group or the Nortel Limited Group when acting in its capacity as the maker of Advances hereunder;

"LIMITED GROUP COMMITMENT" means seven hundred and fifty million U.S. Dollars (U.S. $750,000,000) or the Equivalent Cdn. $ Amount thereof

"NORTEL CORPORATION" means Nortel Networks Corporation, a Canadian corporation;

"NORTEL CORPORATION GROUP" means Nortel Corporation, Alteon WebSystems, Inc. (a Delaware corporation), CoreTek, Inc. (a Delaware corporation), Xros, Inc. (a Delaware corporation), and any other wholly owned subsidiary or subsidiaries of Nortel Corporation (excluding Nortel Limited and its subsidiaries) that agree in writing to be bound by the terms and conditions of this Agreement by executing a consent agreement substantially in the form attached as Schedule B;

"NORTEL CORPORATION GROUP BORROWINGS GRID" means the borrowings grid for the Nortel Corporation Group maintained by Nortel Limited and prepared substantially in the form of Schedule C;

"NORTEL LIMITED" means Nortel Networks Limited, a Canadian corporation;

"NORTEL LIMITED GROUP" means Nortel Limited, Nortel Networks Inc. (a Delaware corporation), and Nortel Networks U.S. Finance Inc. (a Delaware corporation), and any other wholly owned subsidiary or subsidiaries of Nortel Limited that agree in writing to be bound by the terms and conditions of this Agreement by executing a consent agreement substantially in the form attached as Schedule B;

"NORTEL LIMITED GROUP BORROWINGS GRID" means the borrowings grid for the Nortel Limited Group maintained by Nortel Corporation and prepared substantially in the form of Schedule C;

"NOTICE OF CONVERSION" shall have the meaning given to it in Section 4.6(2);

"ORIGINAL RECIPROCAL CREDIT AGREEMENT" shall have the meaning given to it in the recitals hereto;

"ORIGINAL RESTATEMENT DATE" means November 4, 2001;

"QUARTERLY GRID REPORT" shall have the meaning given to it in Section 5.6;

"RENEWAL TERM" shall have the meaning given to it in Section 2.3;

"RESTATEMENT DATE" means December 20, 2001;

"TERM" means the Initial Term and any and all Renewal Terms;

"U.S. DOLLARS" and "U.S. $" each means lawful money of the United States of America; and

"U.S. INTEREST RATE" means an interest rate, as mutually agreed by the Borrower and the Lender at the time of the making of an Advance, which is 100 percent, 110 percent, 120 percent, or 130 percent of the short-term monthly Applicable Federal Rate (AFR), as published each month by the U.S. Internal Revenue Service pursuant to Section 1274(d) of the Internal Revenue Code.

       SECTION 1.2 WHOLLY OWNED SUBSIDIARY. For the purposes of this Agreement, a corporation is a "wholly owned subsidiary" of another corporation if all of the issued and outstanding voting securities of the corporation are held, other than by way of collateral security only, by or for the benefit of that other corporation.

       SECTION 1.3 CURRENCY. All references to currency or dollar amounts in this Agreement, unless otherwise specifically indicated, are to U.S. Dollars.


                                    ARTICLE 2
                                    ADVANCES

       SECTION 2.1. COMMITMENTS.

(a) Subject to the terms and conditions of this Agreement, each member of the Nortel Corporation Group agrees to make Advances to any member of the Nortel Limited Group during the Term, provided that the aggregate outstanding principal amount of all Advances made from time to time by members of the Nortel Corporation Group to members of the Nortel Limited Group shall not exceed the principal amount of the Corporation Group Commitment in accordance with this Agreement. Each member of the Nortel Limited Group shall be responsible for repaying only those Advances made to it, and no member of the Nortel Limited Group shall be responsible for repaying any Advances made to any other member of the Nortel Limited Group.

(b) Subject to the terms and conditions of this Agreement, each member of the Nortel Limited Group agrees to make Advances to any member of the Nortel Corporation Group during the Term, provided that the aggregate outstanding principal amount of all Advances made from time to time by members of the Nortel Limited Group to members of the Nortel Corporation Group shall not exceed the principal amount of the Limited Group Commitment in accordance with this Agreement. Each member of the Nortel Corporation Group shall be responsible for repaying only those Advances made to it, and no member of the Nortel Corporation Group shall be responsible for repaying any Advances made to any other member of the Nortel Corporation Group.

       SECTION 2.2. ADVANCES.

(a) REGULAR ADVANCES - Subject to Article 6, a Lender will make Advances available to a Borrower in either Canadian dollars or U.S. dollars on any Banking Day upon the request of the Borrower received by the Lender at least one
(1) Banking Day prior to the date on which the Advance is to be deposited. The request must specify the amount, currency and date of the Advance as well as the bank account to which the Advance is to be deposited. The request may be made verbally, provided the Lender shall at all times have the right to request confirmation of a request in writing. Advances will be made by deposit to the bank account specified in the Borrower's request.

(b) DEEMED ADVANCES - Notwithstanding Subsection 2.2(a) above, each advance made prior to the Original Restatement Date by a member of the Nortel Corporation Group to a member of the Nortel Limited Group, or vice versa, shall be deemed to be an Advance made under this Agreement, effective as of the Original Restatement Date,

       (i) in a principal amount equal to the principal amount outstanding as of the Original Restatement Date plus accrued and unpaid interest,

       (ii)   in the currency of the original advance, and

       (iii)  at an interest rate (if any) determined in accordance with Article
              3;

except that, if any such advance does not comply with the terms and conditions of this Agreement, including but not limited to the conditions contained in
Section 3.2 and Section 6.1, as though the advance was a new Advance made as of the Original Restatement Date, then such advance shall not be deemed to be an Advance made under this Agreement and shall be fully excluded from this Agreement.

(c) POOLING OF FUNDS - The notional pooling of funds pursuant to the terms and conditions of a cash pooling agreement or other form of banking agreement
(i) by any member or members of the Nortel Corporation Group with the funds of any member or members of the Nortel Limited Group, or (ii) by any member or members of the Nortel Limited Group with the funds of any member or members of the Nortel Corporation Group, shall not be deemed to be, constitute or otherwise entail an Advance made under this Agreement. The members of the Nortel Limited

Group shall not at any time, individually or collectively, notionally pool funds of one or more members of the Nortel Limited Group in an aggregate amount exceeding fifty million U.S. Dollars (U.S.$50,000,000) with the funds of any member or members of the Nortel Corporation Group. The members of the Nortel Corporation Group shall not at any time, individually or collectively, notionally pool funds of one or more members of the Nortel Corporation Group in an aggregate amount exceeding fifty million U.S. Dollars (U.S.$50,000,000) with the funds of any member or members of the Nortel Limited Group.

       SECTION 2.3 TERM AND TERMINATION. After the completion of the Initial Term, this Agreement shall automatically renew for up to three consecutive one-year renewal terms (each, a "Renewal Term"), unless earlier terminated by notice in writing given by either Nortel Corporation or Nortel Limited to the other parties to this Agreement not less than five (5) Banking Days prior to the effective date of the termination.

                                    ARTICLE 3
                                    INTEREST

       SECTION 3.1 INTEREST ON ADVANCES. Subject to Section 3.2, Advances made to a Borrower shall bear interest at a U.S. Interest Rate, for Advances made in U.S. Dollars, or at a Canadian Interest Rate, for Advances made in Canadian Dollars. Such interest amounts shall be computed and compounded monthly, shall be documented in the applicable Quarterly Grid Report, and shall be payable on the net month-end balance by the applicable Borrower 10 days after each September 30 and March 31. Notwithstanding the foregoing, a Lender and the relevant Borrower may agree in writing at each September 30 or March 31 that the accrued interest from that semi-annual period is not payable and will be compounded and included in the aggregate indebtedness of the relevant Borrower, provided that the Corporation Group Commitment or the Limited Group Commitment, as applicable, will not have been exceeded as a result of the inclusion of such accrued interest in the Borrower's aggregate indebtedness. All interest calculations shall be documented in the applicable Quarterly Grid Report.

       SECTION 3.2 NO INTEREST. If, in respect of an Advance, the Borrower and the Lender are both resident in Canada, then the Borrower and the Lender may agree at the time of the making of the Advance that the Advance shall bear no interest, provided that the following conditions, and the conditions in Article 6, are met:

       (a) the Borrower has, at the time of making of the Advance, an established committed credit facility with an Eligible Bank, with sufficient availability thereunder, capable of being used to finance the repayment to the Lender of all Advances outstanding from time to time when due pursuant to demand or otherwise; and

       (b) in the case of Advances made by a member of the Nortel Limited Group, the Lender and Nortel Limited are each able, financially and legally, at the time of the Advance to declare and pay a dividend on its common shares outstanding at the time of the Advance in an amount equal to the amount of the Advance.

       SECTION 3.3. TAX WITHHOLDING. If withholding of any tax is required in respect of any payment by any Borrower to any Lender hereunder,

       (a) the Lender shall complete and provide to the Borrower, or if required, to the applicable taxing authority, within a reasonable period of time, such forms, certifications or other documents in order to allow the Borrower to make payments to the Lender without any deduction or withholding, or deduction at a reduced rate, on account of withholding taxes; and,

       (b)    the Borrower shall:

                     (i) withhold the appropriate tax amount, if any, from such payment;

                     (ii) pay such tax amount to the relevant authorities in accordance with applicable law; and

                     (iii) furnish to the Lender within 30 calendar days of the tax payment, all original tax receipts or certified copies, in the Lender's name showing payment of the tax and such other documentation relating to the tax payment which Lender may reasonably request; provided that, if such tax receipts are not provided to the Lender, it shall be assumed that the Borrower made no payment of tax to the relevant authorities and the amount previously withheld from such payment shall be paid to the Lender.

                                   ARTICLE 4
                                   REPAYMENT

       SECTION 4.1 PROMISE TO REPAY. Each Borrower promises to pay, in accordance with Section 4.2, the principal amount of, and accrued and unpaid interest on, all Advances made under this Agreement to such Borrower by any Lender, and outstanding against such Borrower as recorded in the column headed "Unpaid Principal Balance" on the applicable Borrowings Grid, to or to the order of such Lender, at the Lender's offices, or such other place as the Lender may designate.

       SECTION 4.2 REPAYMENT. The principal outstanding in respect of all Advances, together with accrued and unpaid interest, is due and payable on the earlier of (a) written demand for repayment being made by the Lender to the Borrower at least three (3) Banking Days in advance of the specified repayment date, (b) a change in ownership or control in accordance with Section 8.1, and
(c) the last Banking Day of the Term.

       SECTION 4.3 PREPAYMENT. A Borrower may, in its sole and absolute discretion, from time to time without notice, bonus or penalty, make prepayments in any amounts desired, on account of the principal and interest, if applicable, outstanding on any Advance. If more than one Advance is outstanding at the time a Borrower elects to make a prepayment, the Borrower shall be entitled to specify at the time it makes said prepayment the specific Advance to which the prepayment will apply. All prepayments will be applied first on account of interest, if any, and then on account of principal due hereunder for the Advance to which the prepayment applies.

       SECTION 4.4 CURRENCY. All repayments and prepayments of amounts on account of principal and interest shall be made in the currency in which the applicable Advance was made.

       SECTION 4.5 WAIVER OF PRESENTMENT AND NOTICE. Each Borrower under this Agreement waives presentment for payment and notice of non-payment.

       SECTION 4.6 CONVERSION RIGHT OF NORTEL CORPORATION. (1) Nortel Corporation shall have the right at any time and from time to time, prior to repayment of Advances by Nortel Corporation to Nortel Limited (the "CONVERTIBLE ADVANCES"), to convert the whole, or any part in excess of $100 million, of the principal amount outstanding under the Convertible Advances into one (1) Common Share (rather than any other number of Common Shares that would result from dividing such principal amount by a conversion price that otherwise would be specified); provided that, at the time of such conversion, Nortel Corporation beneficially owns, directly or indirectly, all of the outstanding Common Shares.

       (2) Subject to Section 4.6(1) above, Nortel Corporation may convert all or part of the Convertible Advances outstanding by delivering to Nortel Limited a notice of conversion, in writing, specifying that portion of the Principal Amount outstanding that Nortel Corporation elects to convert (the "NOTICE OF CONVERSION"). Nortel Limited shall, within two Banking Days following the receipt of the Notice of Conversion (the "CONVERSION DATE") deliver to Nortel Corporation one (1) Common Share, provided, however, that there shall be no payment or adjustment by Nortel Limited on account of any interest accrued or accruing from the date of the last preceding interest payment date on the principal amount of the Convertible Advances so converted. Subject to the foregoing provisions of this Section 4.6(2), at the close of business on the Conversion Date: (i) such conversion shall be deemed to have been made, and (ii) Nortel Corporation shall be treated for all purposes as having become the holder of record of such Common Share. The Common Share issued upon such conversion shall rank only in respect of dividends declared in favour of shareholders of record on or after the Conversion Date.

       (3) Notwithstanding Section 4.6(1), above, should it be determined by any relevant taxing authority subsequently to a conversion of the whole or any part of the Convertible Advances that such conversion into one (1) Common Share is insufficient to be consistent with and satisfy the income earning purposes and uses of and by Nortel Corporation and Nortel Limited, Nortel Limited shall issue and Nortel Corporation shall cause Nortel Limited to issue such additional Common Shares as shall be sufficient to be consistent with and to satisfy the income earning purposes and uses of and by Nortel Corporation and Nortel Limited.

                                    ARTICLE 5
                     BORROWINGS GRIDS AND QUARTERLY REPORTS

       SECTION 5.1 INDIVIDUAL BORROWINGS GRIDS. All Advances and all payments on account of such Advances by a given Lender to a given Borrower shall be recorded by a notation on a borrowings grid (a "Borrowings Grid") maintained by the Lender. Any failure to make any required notation on the applicable Borrowings Grid shall not affect the liability of a Borrower to the respective Lender in respect of the relevant Advance.

       SECTION 5.2 CONSOLIDATED BORROWINGS GRIDS. In addition to the individual Borrowings Grids, all Advances and all payments on account of such Advances shall be evidenced by a notation on the consolidated Nortel Limited Group Borrowings Grid, in the case of borrowings by members of the Nortel Limited Group, and on the consolidated Nortel Corporation Group Borrowings Grid, in the case of borrowings by members of the Nortel Corporation Group. Nortel Corporation shall maintain the Nortel Limited Group Borrowings Grid, and Nortel Limited shall maintain the Nortel Corporation Group Borrowings Grid. Any failure to make any required notation on the applicable Borrowings Grid shall not affect the liability of a Borrower to the respective Lender in respect of the relevant Advance.

       SECTION 5.3. BORROWINGS GRID INFORMATION. Each Borrowings Grid shall contain the following information: (i) the name(s) of the Borrower(s) and the Lender(s), as well as the date, currency and amount of each Advance and the resulting increase in the Unpaid Principal Balance; (ii) the Interest Rate applicable to each Advance, if applicable; and (iii) the date and amount of each repayment or prepayment on account of the principal paid to the Lender and the resulting decrease of the Unpaid Principal Balance.

       SECTION 5.4. PROVISION OF BORROWINGS GRID. As may be requested by a Borrower from time to time, each Lender shall obtain and provide a copy of the relevant Borrowings Grid to its respective Borrower.

       SECTION 5.5. OBLIGATIONS ONGOING. The reduction of the Unpaid Principal Balance on the relevant Borrowings Grid to zero at any time or from time to time shall not affect the ongoing validity of this Agreement or the obligations of any Borrower with respect to any Unpaid Principal Balance subsequently recorded against such Borrower on the relevant Borrowings Grid.

       SECTION 5.6. QUARTERLY GRID REPORTS. (a) Nortel Limited shall prepare a report (a "Quarterly Grid Report") attaching the Nortel Corporation Group Borrowings Grid and also evidencing the appropriate interest calculations for any and all Advances under this Agreement by members of the Nortel Limited Group to members of the Nortel Corporation Group. Nortel Limited shall submit its Quarterly Grid Report to Nortel Corporation and the applicable Borrowers for approval on the last Banking Day of each quarter.

(b) Nortel Corporation shall prepare a Quarterly Grid Report attaching the Nortel Limited Group Borrowings Grid and also evidencing the appropriate interest calculations for any and all Advances under this Agreement by members of the Nortel Corporation Group to members of the Nortel Limited Group. Nortel Corporation shall submit its Quarterly Grid Report to Nortel Limited and the applicable Borrowers for approval on the last Banking Day of each quarter.

       SECTION 5.7. UNPAID BALANCE. Each Borrower acknowledges, confirms and agrees with each Lender that all amounts recorded on the Quarterly Grid Reports prepared by Nortel Corporation and Nortel Limited in accordance with this
Article 5 will constitute prima facie evidence of any and all balances owing as indicated in such Quarterly Grid Reports, and, in the absence of evidence to the contrary, will be conclusive evidence of any unpaid balance. In the event of a conflict between a Borrowings Grid and a Quarterly Grid Report, the Quarterly Grid Report shall govern. If a Quarterly Grid Report has not yet been prepared in respect of a given quarter, then each Borrower acknowledges, confirms and agrees with each Lender that all amounts recorded on the applicable Group Borrowings Grid prepared by Nortel Corporation or Nortel Limited, as the case may be, in accordance with this Article 5 will constitute prima facie evidence of any and all balances owing as indicated in such Group Borrowings Grid, and, in the absence of evidence to the contrary, will be conclusive evidence of any unpaid balance.

                                    ARTICLE 6
                             CONDITIONS TO ADVANCES

       SECTION 6.1. CONDITIONS TO ADVANCES. The obligation of a Lender to make any Advances will be conditional upon the following:

       (a) receipt by such Lender of the following in form and substance reasonably satisfactory to such Lender:

                     (i)    the request required under Section 2.2; and

                     (ii) any other documents or assurances that the Lender may reasonably require;

       (b) there has not occurred and there is not continuing a default or breach under any other agreement, document or instrument (i) involving the failure of Nortel Corporation, Nortel Limited, the Borrower or the Lender to make any payment when due in respect of any borrowed money, or a guarantee for borrowed money, in excess of $100,000,000 (or the equivalent amount in any other currency or currencies), in the aggregate, or (ii) causing, or permitting any creditor or a trustee to cause, any indebtedness of Nortel Corporation, Nortel Limited, the Borrower or the Lender in excess of $100,000,000 (or the equivalent amount in any other currency or currencies), in the aggregate, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment;

       (c) in the case of Advances by any member of the Nortel Limited Group, there are no arrears of dividends (other than non-cumulative dividends the entitlement to which has been extinguished) on any series of preference shares of Nortel Limited or of the Lender outstanding from time to time; except that, Nortel Limited and the Lender may waive the condition in this paragraph (c): (i) if and to the extent that the Advance is being made to permit the Borrower to make any payment of the principal of, premium, if any, interest or additional interest, if any, on any outstanding indebtedness of the Borrower to an arm's length entity and which is guaranteed by Nortel Limited or the Lender; or (ii) upon a good faith determination by the board of directors of each of Nortel Limited and the Lender, after consideration of the interests of the holders of the outstanding preference shares, that making such Advance would be in the best interests of Nortel Limited and the Lender, respectively;

       (d) in the case of Advances by any member of the Nortel Corporation Group (other than Nortel Corporation), there are no arrears of dividends (other than non-cumulative dividends the entitlement to which has been extinguished) on any series of preference shares of the Lender outstanding from time to time; except that, the Lender may waive the condition in this paragraph (d): (i) if and to the extent that the Advance is being made to permit the Borrower to make any payment of the principal of, premium, if any, interest or additional interest, if any, on any outstanding indebtedness of the Borrower to an arm's length entity and which is guaranteed by the Lender; or (ii) upon a good faith determination by the board of directors of the Lender, after consideration of the interests of the holders of the outstanding preference shares, that making such Advance would be in the best interests of the Lender;

       (e)    at the time of the making of the Advance:

                     (i) none of Nortel Corporation, Nortel Limited, or the Lender is, or after making the Advance would be, unable to pay its liabilities as they become due; and

                     (ii) none of Nortel Corporation, Nortel Limited, or the Lender has ceased paying its current obligations in the ordinary course of business as they generally become due;

       (f) the making of the Advance is not prohibited financial assistance under the corporate law governing the Lender;

       (g) the Lender has surplus funds available to it to make the Advance based on the Lender's cash flow forecast for the fiscal quarter in which the Advance is to be made;

       (h) no decree, judgment, or order by a court having jurisdiction in the premises having been entered adjudging Nortel Corporation, Nortel Limited or the Borrower a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for Nortel Corporation, Nortel Limited or the Borrower under any bankruptcy, insolvency or other similar applicable law or appointing a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of Nortel Corporation, Nortel Limited or the Borrower, as the case may be, of a substantial part of its property, or for the winding up or liquidation of its affairs and no substantial part of the property of the Nortel Corporation, Nortel Limited or the Borrower having been sequestered or attached;

       (i) none of Nortel Corporation, Nortel Limited or the Borrower having instituted proceedings to be adjudicated a voluntary bankrupt, or having consented to the filing of a bankruptcy proceeding against it, or having filed a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under any bankruptcy, insolvency or other similar applicable law and none of Nortel Corporation, Nortel Limited or the Borrower having consented to the filing of any such petition, or having consented to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or having made an assignment for the benefit of creditors and no corporate action having been taken by Nortel Corporation, Nortel Limited or the Borrower in furtherance of any of the foregoing actions;

       (j) in the case of Advances by any member of the Nortel Corporation Group (other than Nortel Corporation), the prior approval of the Treasurer or Assistant Treasurer of Nortel Corporation or of any other person as may be designated in writing for the purposes hereof by Nortel Corporation, and such prior approval shall be evidenced by an electronic mail message transmitted from the person approving the Advance, or, in circumstances where electronic mail is not available or practicable, by such other reasonable form of written communication from the person approving the Advance as such person may deem appropriate in the circumstances; and

       (k) in the case of Advances by any member of the Nortel Limited Group (other than Nortel Limited), the prior approval of the Treasurer or Assistant Treasurer of Nortel Limited or of any other person as may be designated in writing for the purposes hereof by Nortel Limited, and such prior approval shall be evidenced by an electronic mail message transmitted from the person approving the Advance, or, in circumstances where electronic mail is not available or practicable, by such other reasonable form of written communication from the person approving the Advance as such person may deem appropriate in the circumstances.

       SECTION 6.2. PAYMENTS IN TRUST. A Lender shall not, and shall not be deemed, in any circumstances, to have waived compliance with any conditions precedent listed in Section 6.1 hereof. In the event any Advance is made without compliance with all of the conditions precedent listed in Section 6.1 hereof, the Advance shall be deemed to have been paid by the Lender to the Borrower in trust for the Lender and the Borrower shall forthwith repay the amount of the said Advance to the Lender.

                                    ARTICLE 7
                                    COVENANTS

       SECTION 7.1 NORTEL CORPORATION. Nortel Corporation covenants that it shall cause every other member of the Nortel Corporation Group to have sufficient funds at all times to meet such member's obligations to make any and all payments on account of principal and/or interest due and payable in connection with any and all Advances made to such member under this Agreement. Nothing in this Section 7.1 shall (i) constitute Nortel Corporation a guarantor of any Advance made under this Agreement to any other member of the Nortel Corporation Group, or (ii) deem Nortel Corporation to have assumed any Advance, or any obligations in connection with any Advance, made under this Agreement to any other member of the Nortel Corporation Group.

       SECTION 7.2 NORTEL LIMITED. Nortel Limited covenants that it shall cause every other member of the Nortel Limited Group to have sufficient funds at all times to meet such member's obligations to make any and all payments on account of principal and/or interest due and payable in connection with any and all Advances made to such member under this Agreement. Nothing in this Section 7.2 shall (i) constitute Nortel Limited a guarantor of any Advance made under this Agreement to any other member of the Nortel Limited Group, or (ii) deem Nortel Limited to have assumed any Advance, or any obligations in connection with any Advance, made under this Agreement to any other member of the Nortel Limited Group.

                                    ARTICLE 8
                         CHANGE IN OWNERSHIP OR CONTROL

       SECTION 8.1 CHANGE IN OWNERSHIP OR CONTROL. If a party to this Agreement (a "Removed Party"):

(a) is acquired by another corporation, or is merged into or consolidated with another corporation, or engages in any amalgamation, or plan of arrangement, or any other transaction, and, upon completion of any such acquisition, merger, or other transaction, the Removed Party, or the successor corporation resulting from any such transaction, is no longer a direct or indirect wholly owned subsidiary of Nortel Corporation and/or Nortel Limited, or

(b) is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation, whether or not such other corporation is a direct or indirect wholly owned subsidiary of Nortel Corporation and/or Nortel Limited, or

(c) is a member of the Nortel Limited Group (other than Nortel Limited) and becomes a direct or indirect wholly owned subsidiary of Nortel Corporation (and is not also a direct or indirect wholly owned subsidiary of Nortel Limited), or is a member of the Nortel Corporation Group and becomes a direct or indirect wholly owned subsidiary of Nortel Limited, then, upon completion of any such transaction or event, (i) the principal outstanding in respect of all Advances made to the Removed Party, together with accrued and unpaid interest, shall immediately become due and payable by the Removed Party without notice; (ii) the principal outstanding in respect of all Advances made by the Removed Party to another party under this Agreement, together with accrued and unpaid interest, shall immediately become due and payable by the other party without notice; and (iii) no additional Advances shall be made under this Agreement by or to the Removed Party. Notwithstanding the foregoing, if the Removed Party is a Removed Party by virtue of clause (c) above, then the Removed Party and the applicable Borrower(s) or Lender(s), as the case may be, may deem any or all of the outstanding Advances made under this Agreement by or to the Removed Party to have been fully repaid by negotiating independent loan documentation in respect of any or all such Advances in lieu of actual repayment thereof. Upon the repayment of the principal amount outstanding, and accrued and unpaid interest, in respect of all Advances made under this Agreement by or to the Removed Party, or upon deemed repayment pursuant to the execution of independent loan documentation, the Removed Party shall cease to be a party to this Agreement and all such Advances shall cease to be governed by this Agreement and shall be removed from all Borrowings Grids and Quarterly Grid Reports prepared under this Agreement.

                                    ARTICLE 9

                               GENERAL PROVISIONS

       SECTION 9.1 PAYMENTS. All payments required will be made in immediately available funds at the office of the respective Lender at the address listed for such Lender under Section 9.3 or to any other place that such Lender directs.

       SECTION 9.2 WAIVER. Subject to Section 6.2,

       (a) a Lender may in writing waive any breach by the respective Borrower of any of the provisions contained in this Agreement or any default by the respective Borrower in the observance or performance of any covenant required to be observed or performed under this Agreement; and

       (b)    the parties to this Agreement may in writing waive compliance with
              Section 8.1, notwithstanding the occurrence of a transaction or event contemplated by Subsections 8.1(a), (b), or (c), and deem the party to this Agreement that would have otherwise been a Removed Party to continue to be a full and participating party to this Agreement in all respects as if the transaction or event contemplated by Subsections 8.1(a), (b), or (c) had not occurred;

provided that no act or omission by a Lender will be taken in any manner whatsoever to affect any subsequent breach, or default, or the rights resulting therefrom.

       SECTION 9.3 NOTICES. Any request, notice or demand made or given in connection with this Agreement may be given by delivery to the relevant party at its address or facsimile number set forth below, or any other address or facsimile number that a party may direct:

       (a)    if to Nortel Corporation:

                        Nortel Networks Corporation
                        c/o Nortel Networks Limited
                        8200 Dixie Road, Suite 100
                        Brampton, Ontario
                        L6T 5P6

                        Attention:       Assistant Treasurer
                        Facsimile Number:  (905) 863-8563

              with a copy to:

                        Attention:       Corporate Secretary
                        Facsimile Number:  (905) 863-8386

       (b)    if to Nortel Limited:

Nortel Networks Limited

                        8200 Dixie Road, Suite 100
                        Brampton, Ontario
                        L6T 5P6

                        Attention:       Assistant Treasurer
                        Facsimile Number:  (905) 863-8563
              with a copy to:

                        Attention:       Corporate Secretary
                        Facsimile Number:  (905) 863-8386

       (c) if to a member of the Nortel Corporation Group (other than Nortel Corporation), to the member's address listed in Schedule A, with a copy to Nortel Corporation;

       (d) if to a member of the Nortel Limited Group (other than Nortel Limited), to the member's address listed in Schedule A, with a copy to Nortel Limited; and

       (e) if to a member of the Nortel Corporation Group or the Nortel Limited Group who becomes a party to this Agreement by executing a consent agreement after the Restatement Date, to the member's address listed in the applicable consent agreement, with copies to such other persons as may be indicated in the consent agreement.

       SECTION 9.4 FURTHER ASSURANCES. Each Borrower agrees that it will, from time to time, at the request of a Lender, execute and deliver or obtain and deliver any agreements, instruments and documents and take all further action as may be reasonably required by such Lender to accomplish the purposes of this Agreement.

       SECTION 9.5 HEADINGS. The headings of this Agreement are included for convenience of reference only and do not constitute a part of this Agreement for any other purpose.

       SECTION 9.6 SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Agreement shall bind the parties' respective successors and permitted assigns, whether so expressed or not; provided, however, that no party may, without the prior consent of the others, assign any rights, powers, duties, or obligations under this Agreement.

       SECTION 9.7 SEVERABILITY. Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction, does not invalidate, affect or impair the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction does not invalidate or render unenforceable such provision in any other jurisdiction.

       SECTION 9.8 GOVERNING LAW. This Agreement and all other documents and instruments referred to will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

       SECTION 9.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       SECTION 9.10 REFERENCE TO AND EFFECT ON THE AMENDED AND RESTATED RECIPROCAL CREDIT AGREEMENT. On and after the date hereof, each reference in the Amended and Restated Reciprocal Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words like import, and each reference to the Amended and Restated Reciprocal Credit Agreement in all other agreements, documents, instruments delivered by all or any one or more of the parties hereto shall mean and be a reference to the Amended and Restated Reciprocal Credit Agreement as amended and restated hereby, and except as this Second Amended and Restated Reciprocal Credit Agreement may be further amended, restated or supplemented, the Amended and Restated Reciprocal Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

       IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the Restatement Date.

                          NORTEL NETWORKS CORPORATION

                          By:    "KATHARINE B. STEVENSON"
                             ---------------------------------------------------
                          Name:   Katharine B. Stevenson
                          Title:  Treasurer

                          By:    "JOHN M. DOOLITTLE"
                             ---------------------------------------------------
                          Name:   John M. Doolittle
                          Title:  Assistant Treasurer

                          NORTEL NETWORKS LIMITED

                          By:    "KATHARINE B. STEVENSON"
                             ---------------------------------------------------
                          Name:   Katharine B. Stevenson
                          Title:  Treasurer

                          By:    "JOHN M. DOOLITTLE"
                             ---------------------------------------------------
                          Name:   John M. Doolittle
                          Title:  Assistant Treasurer

                          NORTEL NETWORKS INC.

                          By:    "MARY CROSS"
                             ---------------------------------------------------
                          Name:   Mary Cross
                          Title:  President


                          NORTEL NETWORKS U.S.
                          FINANCE INC.

                          By:    "MARY CROSS"
                             ---------------------------------------------------
                          Name:   Mary Cross
                          Title:  President


[Second Amended and Restated Reciprocal Credit Agreement - Signature Page]

                          ALTEON WEBSYSTEMS, INC.

                          By:    "ROBERT ASHBY"
                             ---------------------------------------------------
                          Name:   Robert Ashby
                          Title:  Vice President and Treasurer


                          CORETEK, INC.

                          By:    "ARNO NADOLNY"
                             ---------------------------------------------------
                          Name:   Arno Nadolny
                          Title:  President


                          XROS, INC.

                          By:    "ROBERT ASHBY"
                             ---------------------------------------------------
                          Name:   Robert Ashby
                          Title:  Vice President and Assistant Treasurer














[Second Amended and Restated Reciprocal Credit Agreement - Signature Page]

                                                                      SCHEDULE A

                           SECOND AMENDED AND RESTATED
                           RECIPROCAL CREDIT AGREEMENT

                          ADDITIONAL NOTICE INFORMATION

NORTEL NETWORKS INC.

Nortel Networks Plaza
200 Athens Way
Nashville, Tennessee
United States
37228-1397
Attn:  Treasurer
       cc:  Secretary
Facsimile: 615-734-4067


NORTEL NETWORKS U.S. FINANCE INC.

Nortel Networks Plaza
200 Athens Way
Nashville, TN
USA
37228-1397
Attn:  Treasurer
       cc:  Secretary
Facsimile: 615-734-4067


ALTEON WEBSYSTEMS, INC.

Nortel Networks Plaza
200 Athens Way
Nashville, TN
U.S.A.
37228-1397
Attn:  Treasurer
Facsimile: 615-734-4067

                                     - 2 -
CORETEK, INC.

Nortel Networks Plaza
200 Athens Way
Nashville, TN
U.S.A.
37228-1397
Attn:  Treasurer
Facsimile: 615-734-4067

XROS, INC.

Nortel Networks Plaza
200 Athens Way
Nashville, TN
U.S.A.
37228-1397
Attn:  Treasurer
Facsimile: 615-734-4067

                                                                      SCHEDULE B

                            FORM OF CONSENT AGREEMENT

Date:
      --------------------


The undersigned (the "Member") is a [jurisdiction] corporation and a wholly owned subsidiary of Nortel Networks [Corporation/Limited]. The Member hereby executes this Consent Agreement to evidence the following matters to the parties to the Second Amended and Restated Reciprocal Credit Agreement among Nortel Networks Corporation, Nortel Networks Limited, and the other parties thereto (the "Reciprocal Credit Agreement"):

1. The Member agrees to become a member of the Nortel [Corporation/Limited] Group, effective as of the date of this Consent Agreement, and agrees to be bound by the terms and conditions of the Reciprocal Credit Agreement; and

2. The Member agrees that for the purposes of Subsection 9.3(e) of the Reciprocal Credit Agreement, any request, notice or demand made or given in connection with the Reciprocal Credit Agreement may be given to the Member by delivery to the address or facsimile number listed below, with a copy to Nortel Networks [Corporation/Limited].

Capitalized terms used but not otherwise defined in this Consent Agreement shall have the meanings given to them in the Reciprocal Credit Agreement.

IN WITNESS WHEREOF the Member has caused this Consent Agreement to be executed by its duly authorized officers as of the date first written above.

                                              --------------------------------
                                                        (Member Name)

                                              --------------------------------
                                                         (Signature)

                                              --------------------------------
                                                      (Officer's Title)

                                              --------------------------------
                                                          (Address)

                                              --------------------------------


                                              --------------------------------
                                                         (Facsimile)

                                                                      SCHEDULE C

                         FORM OF BORROWINGS GRID FORMAT

                       ADVANCES AND PAYMENTS OF PRINCIPAL

                                                                              PRINCIPAL      UNPAID
                                     AMOUNT OF  CURRENCY OF  INTEREST RATE    REPAID OR     PRINCIPAL                  NOTATION MADE
   DATE      BORROWER     LENDER     ADVANCE      ADVANCE     APPLICABLE       PREPAID       BALANCE     APPROVED BY        BY
   ----      --------     ------     ---------  -----------  -------------    ---------     ---------    -----------   -------------

                                AMENDMENT NO. 1

                       TO THE SECOND AMENDED AND RESTATED

                           RECIPROCAL CREDIT AGREEMENT

       AMENDMENT NO. 1 (the "AMENDMENT"), dated as of December 20, 2001, among Nortel Networks Corporation ("NORTEL CORPORATION"), Nortel Networks Limited ("NORTEL LIMITED"), and the other parties to the Reciprocal Credit Agreement (as defined below).

       WHEREAS Nortel Corporation, Nortel Limited, and certain other parties entered into a Second Amended and Restated Reciprocal Credit Agreement (the "RECIPROCAL CREDIT AGREEMENT") dated as of December 20, 2001;

       AND WHEREAS Nortel Limited has entered into an amended and restated credit agreement (the "NORTEL LIMITED BANK CREDIT FACILITY") dated as of the date hereof, among, Nortel Limited, J.P. Morgan Bank Canada, formerly known as The Chase Manhattan Bank of Canada, as administrative agent, Credit Suisse First Boston, as syndication agent, and the banks listed on the signature pages thereof, which credit agreement requires, inter alia, that certain obligations of Nortel Limited, including obligations of the Nortel Limited Group under the Reciprocal Credit Agreement, be subordinate to right of payment required under the Nortel Limited Bank Credit Facility;

       AND WHEREAS the parties hereto have agreed to amend the Reciprocal Credit Agreement as hereinafter provided;

       NOW THEREFORE this Agreement witnesseth that for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Reciprocal Credit Agreement shall have the meaning assigned to such term in the Reciprocal Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Reciprocal Credit Agreement shall from and after the date hereof refer to the Reciprocal Credit Agreement as amended by this Amendment.

2. AMENDMENTS TO ARTICLE 1. Section 1.1 of the Reciprocal Credit Agreement is amended by:


       (a) adding after the definition of "Nortel Limited" and before the definition of "Nortel Limited Group", the following:

                     "`NORTEL LIMITED ADVANCE' shall have the meaning given to it in Section 4.7(a);


                     `NORTEL LIMITED BANK CREDIT FACILITY' means the amended and restated credit agreement dated as of December 20, 2001, among, Nortel Limited, J.P. Morgan Bank Canada, formerly known as The Chase Manhattan Bank of Canada, as administrative agent, Credit Suisse First Boston, as syndication agent, and the banks listed on the signature pages thereof;"; and

       (b) adding after the definition of "Nortel Limited Group Borrowing Grid" and before the definition of "Notice of Conversion", the following:

                     "`NORTEL LIMITED SENIOR DEBT' means all obligations payable from time to time by the Nortel Limited Group pursuant to the Nortel Limited Bank Credit Facility and the other "Loan Documents" (as defined therein) (including, without limitation, all obligations for the payment of principal of and interest (including interest accruing on or after, or which would accrue but for, the filing of any petition in bankruptcy or for reorganization relating to the Nortel Limited or any other member of the Nortel Limited Group, whether or not a claim for post-petition interest is allowed in such proceeding) on the "Loans" (as defined in the Nortel Limited Bank Credit Facility);"

3. AMENDMENTS TO ARTICLE 4. Article 4 of the Reciprocal Credit Agreement is amended as follows:


       (a) Section 4.2 of the Reciprocal Credit Agreement shall be deleted and the following substituted therefor:


                     "SECTION 4.2. REPAYMENT. The principal outstanding in respect of all Advances, together with accrued and unpaid interest, is, subject to Section 4.7 hereof, due and payable on the earlier of (a) written demand for repayment being made by the Lender to the Borrower at least three (3) Banking Days in advance of the specified repayment date,
                     (b) a change in ownership or control in accordance with
                     Section 8.1, and (c) the last Banking Day of the Term."

       (b) Section 4.3 of the Reciprocal Credit Agreement shall be amended by inserting at the beginning of the first sentence thereof the phrase "Subject to Section 4.7 hereof,".

       (c)    The following shall be inserted at the end of Article 4 as a new
              Section 4.7:


                     "SECTION 4.7. SUBORDINATION OF ADVANCES TO NORTEL LIMITED GROUP. The payment of, and the right of a Borrower which is a member of the Nortel Limited Group to prepay, any Advance made hereunder to a Borrower which is a member of the Nortel Limited Group or interest in relation thereto shall be subordinate and junior in right of payment to the Nortel Limited Senior Debt, as follows:

                     (a) No payment or prepayment of any principal or interest on account of any Advance made to a Borrower which is a member of the Nortel Limited Group (such Advances referred to hereinafter as a "Nortel Limited Advance") and no repurchase, redemption or other retirement (whether at the option of the Lender or otherwise) of any Nortel Limited Advance shall be made; provided that (A) payments of interest may be made from any source, and (B) payment or prepayments of principal may be made from any source (other than proceeds (whether used directly or indirectly, and whether the purpose of such use is immediate, incidental or ultimate) of "Loans" (as defined in the Nortel Limited Bank Credit Facility) in excess of $500,000,000), in each of clauses (A) and (B), if, at the time of such payment of interest or payment or prepayment of principal and immediately after giving effect thereto (x) there shall not exist a default in the payment or prepayment of any principal of or interest on any Nortel Limited Senior Debt and (y) there shall not have occurred a default hereunder with respect to the relevant Nortel Limited Advance requiring immediate repayment of the Nortel Limited Advance;

                     (b) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, relative to Nortel Limited or any other member of the Nortel Limited Group or to such entity's creditors, as such, or to its property, or in the event of any proceeding for voluntary liquidation, dissolution or other winding up of such entity, whether or not involving insolvency or bankruptcy, then the holders of the Nortel Limited Senior Debt shall be entitled to receive payment in full in cash of all Nortel Limited Senior Debt before the holders of any Nortel Limited Advance are entitled to receive any payment on account of any Nortel Limited Advance, and to that end the holders of the Nortel Limited Senior Debt shall be entitled to receive distributions of any kind of character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of any Nortel Limited Advance;

                     (c) If any Nortel Limited Advance is declared or otherwise becomes due and payable (under circumstances when the provisions of the foregoing paragraphs (a) or (b), above, are not applicable, whether as a result of the occurrence of an event of default under such Nortel Limited Advance or otherwise), the holders of Nortel Limited Senior Debt outstanding at the time such Nortel Limited Advance so becomes due and payable shall be entitled to receive payment in full of all Nortel Limited Senior Debt before the holders of any Nortel Limited Advance are entitled to receive any payment on account of any Nortel Limited Advance;

                     (d) If, notwithstanding the occurrence of any of the events described in paragraphs (a), and (b) and (c), above, any such payment or distribution of assets of Nortel Limited or any other member of the Nortel Limited Group of any kind or character, whether in cash, property or securities, shall be received by the holders of any Nortel Limited Advance before all Nortel Limited Senior Debt is paid in full in cash, or provision made for such payment in a manner satisfactory to the "Agent" (as defined in the Nortel Limited Bank Credit Facility), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Nortel Limited Senior Debt or their representative or representatives, as their respective interests may appear, for application to the payment in full of all Nortel Limited Senior Debt remaining unpaid to the extent necessary to pay such Nortel Limited Senior Debt in full in cash, in accordance with its terms, after giving effect to any concurrent payment or distribution to the holders of such Nortel Limited Senior Debt;

                     (e) No holder of Nortel Limited Senior Debt shall be prejudiced in its right to enforce subordination of the Nortel Limited Advances by an act or failure to act on the part of Nortel Limited or any other member of the Nortel Limited Group; and

                     (f) The foregoing provisions of paragraphs (a) through (e) are solely for the purpose of defining the relative rights of the holders of Nortel Limited Senior Debt, on the one hand, and the Lenders of any Nortel Limited Advances, on the other hand, and that nothing therein shall impair, as between Nortel Limited or any other member of the Nortel Limited Group and the Lenders of any Nortel Limited Advances, the obligation of Nortel Limited or any other member of the Nortel Limited Group, which shall be unconditional and absolute, to pay to the Lenders of any Nortel Limited Advances the principal thereof and interest thereon in accordance with its terms, and nothing in this Section 4.7 shall prevent the Lenders of any Nortel Limited Advances from exercising all remedies otherwise permitted by applicable law or provided for in this Agreement upon default thereunder, subject to the rights under paragraphs (a), (b), (c), (d) and (e) above of holders of Nortel Limited Senior Debt to receive cash, property or securities otherwise payable or deliverable to the Lenders of any Nortel Limited Advance."

4.     AMENDMENT TO ARTICLE 6. Article 6 amended as follows:


       (a) Section 6.1 is amended by deleting the "." At the end of sub-section 6.1(k) and substituting therefor the phrase "; and", and inserting at the end of Section 6 the following as a new sub-section 6.1(l):

                     "(l) in the case of Advances by any member of the Nortel Limited Group, including Nortel Limited, the Advance shall be permitted under Section 5.12(j) of the Nortel Limited Bank Credit Facility."

5. EFFECT ON THE RECIPROCAL CREDIT AGREEMENT. Except as specifically amended hereby, the Reciprocal Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.


6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein.


7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.








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
                                     - 6 -





       IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

                                     NORTEL NETWORKS CORPORATION


                                     By:     "KATHARINE B. STEVENSON"
                                        ----------------------------------------
                                     Name:    Katharine B. Stevenson
                                     Title:   Treasurer

                                     By:     "JOHN M. DOOLITTLE"
                                        ----------------------------------------
                                     Name:    John M. Doolittle
                                     Title:   Assistant Treasurer


                                     NORTEL NETWORKS LIMITED


                                     By:     "KATHARINE B. STEVENSON"
                                        ----------------------------------------
                                     Name:    Katharine B. Stevenson
                                     Title:   Treasurer

                                     By:     "JOHN M. DOOLITTLE"
                                        ----------------------------------------
                                     Name:    John M. Doolittle
                                     Title:   Assistant Treasurer


                                     NORTEL NETWORKS INC.


                                     By:     "MARY CROSS"
                                        ----------------------------------------
                                     Name:    Mary Cross
                                     Title:   President

                                 NORTEL NETWORKS U.S.
                                 FINANCE INC.



                                 By:     "MARY CROSS"
                                    -------------------------------------------
                                 Name:    Mary Cross
                                 Title:   President


                                 ALTEON WEBSYSTEMS, INC.


                                 By:     "ROBERT ASHBY"
                                    -------------------------------------------
                                 Name:    Robert Ashby
                                 Title:   Vice President and Treasurer


                                 CORETEK, INC.


                                 By:     "ARNO NADOLNY"
                                    -------------------------------------------
                                 Name:    Arno Nadolny
                                 Title:   President


                                 XROS, INC.


                                 By:     "ROBERT ASHBY"
                                    --------------------------------------------
                                 Name:    Robert Ashby
                                 Title:   Vice President and Assistant Treasurer